ENTERA

                         MUTUAL  NON-DISCLOSURE  AGREEMENT


This  Agreement  is  entered  into  by  and  between  ENTERA  INC.,  a  Delaware
Corporation  ("Entera")  with  its  principal  place  of  business  at  40971
Encyclopedia  Circle,  Fremont  CA  94538  and               ,  located  at
                                                -------------
                            ("Disclosee").
            --------------

     BACKGROUND

Entera  and            desire  to  enter into discussions of business matters of
mutual interest in the course of which either or both of said Parties ("Disclosing Party") may disclose certain of its proprietary and confidential information to the other Party ("Receiving Party"). It is anticipated that:

Entera  will  be:

           a  Disclosing  Party           a  Receiving  Party     X  Both

        will  be:

           a  Disclosing  Party           a  Receiving  Party     X  Both

The specific purpose of the discussions and the disclosure of proprietary and confidential information is:

TO  DISCUSS  BOTH          'S  AND  ENTERA'S BUSINESS STRATEGY, BUSINESS MODELS,
TECHNICAL SOLUTIONS AND CONFIDENTIAL INFORMATION IN SUPPORT OF DISCUSSIONS CONCERNING A POTENTIAL STRATEGIC RELATIONSHIP, MARKETING ALLIANCE, JOINT DEVELOPMENT EFFORT, OR PRODUCT/SERVICE INTEROPERABILITY AND TO DISCUSS OTHER BUSINESS OPPORTUNITIES, BOTH SHORT AND LONG TERM.


The proprietary and confidential information to be supplied under the provisions of this Agreement relates to the subject of:
BUSINESS MODELS, STREAMING, CACHING, AUTHORING TOOLS, LOGGING, STRATEGIC PARTNERSHIPS AND CONTENT MANAGEMENT SYSTEMS. BOTH WILL DISCUSS PLANS FOR MARKETING AND DEVELOPMENT PLANS, PRICE AND COST DATA, PRICE AND FEE AMOUNTS, FINANCIAL MODELS, BUSINESS CASES, MARKETING TECHNIQUES AND METHODS OF OBTAINING BUSINESS, FORECASTS AND FORECAST ASSUMPTIONS AND VOLUMES, AND FUTURE PLANS AND POTENTIAL STRATEGIES WHICH HAVE BEEN DISCUSSED OR ARE BEING DISCUSSED.


     AGREEMENT

The  Parties  agree  as  follows:

1. Information: As used herein the term "Information" includes any and all technology, information, knowledge or data whether oral, written, in a physical form or otherwise, which is disclosed for the purpose set forth above and which is identified by the Disclosing Party at the time of disclosure as being proprietary and/or confidential. "Data" includes notes, designs, drawings, documentation, flow charts, writings, specifications, memoranda, computer software and other similar data. To be covered hereunder, Information disclosed in writing must be marked "proprietary", "confidential", or by words of similar import. Information disclosed orally or visually and identified at the time as proprietary or confidential shall be covered hereunder if it is reduced to writing, marked as provided herein, and transmitted to Receiving
Party  within  thirty  (30)  days  after  disclosure.

2.     The  Receiving  Party  agrees:

     a. that with respect to Information, a confidential relationship is established between the Parties, and that Receiving Party shall use Information only for the purpose set forth above;

b. to treat Information as confidential and to exercise no less care in its protection than Receiving Party uses in protecting its proprietary and confidential Information, or if Receiving Party has established no such standard of care, then Receiving Party shall exercise such care as the Disclosing Party observes to protect Information;

c. to restrict dissemination of Information within its organization to employees having a need to know in connection with the purpose of the disclosure set forth above, and to ensure that such employees are informed of the proprietary and confidential nature thereof and that they agree to and observe the requirements of confidentiality set forth herein;

     d. not to disclose Information to any other party without the written authorization of Disclosing Party;

     e. not to duplicate Information without the express written permission of Disclosing Party;

     f. to return or destroy Information which is in written or physical form, together with any and all copies, negatives, or reproductions or derivative works in any media, promptly upon request of Disclosing Party or upon termination or completion of the Agreement.

3. Disclosing Party acknowledges that the Agreement does not apply to Information which:

     a. is at the time of its disclosure publicly known through no wrongful act of Receiving Party;
     b.     is  known  to  Receiving  Party  at  the  time  of  disclosure;
     c. is independently developed by Receiving Party without use of Information;
     d. is rightfully received by Receiving Party from a third party without breach of the Agreement;
     e. is furnished to a third party by Disclosing Party without similar restrictions on the third party;
     f. is approved for disclosure by the written authorization of Disclosing Party; or
     g. is disclosed as required by judicial action after all reasonable legal recourse to maintain the confidentiality of Information has been exhausted.

4. Subject to Article 3 hereof, each Party receiving Information under the Agreement shall hold Information in confidence in accordance with the terms of the Agreement for a period of two (2) years from the date of receipt thereof.

5. Because of the trade secret subject matter of Entera's business, Disclosee agrees that it will not solicit the services of any of the employees of Entera during the term of this Agreement and for ninety (90) days thereafter.

6. This Agreement is effective until terminated in accordance with this Article. Either Party, upon two (2) days notice in writing to the other Party, may terminate the Agreement with respect to disclosures made thereafter. The rights and obligations of the Parties hereunder in respect of Information received under and subject to the Agreement shall survive such termination.

7. No license, express or implied, in Information is granted to the Receiving Party other than to use Information in the manner and to the extent authorized by the Agreement.

8. No Information submitted and/or exchanged by the Parties shall constitute any representation, warranty, assurance, guarantee or inducement by either party to the other with respect to infringement of trademarks, patents, copyrights or any right of privacy, or any rights of third persons.

9. Each Party acknowledges that the unauthorized disclosure or use by the Receiving Party of the Disclosing Party's proprietary and confidential Information will cause irreparable harm and significant injury, the degree of which may be difficult to ascertain. Accordingly, each Party agrees that the Disclosing Party will have the right to obtain an immediate injunction enjoining any breach of this Agreement, as well as the right to pursue any and all other rights and remedies available at law or in equity for such a breach.

10. The Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and may be modified or amended only by a written document duly executed by authorized representatives of Entera and
        .


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as a sealed instrument, subject to and governed by the laws of the state of
California  this      nd  day  of         ,  2000.

     ENTERA,  INC.                    "        "

By:                                        By:

Name:                                      Name:

Title:                                     Title: